UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   November 17, 2004
                                                 ---------------------------

                           TENGTU INTERNATIONAL CORP.
                           --------------------------
               (Exact name of Registrant as specified in charter)

         Delaware                  000-29957                     77-0407366
--------------------------------------------------------------------------------
(State or other jurisdic-         (Commission                   (IRS Employer
 tion of incorporation)           File Number)               Identification No.)


                236 Avenue Road, Toronto, Ontario, Canada M5R 2J4
                -------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                  416-963-3999
                                  ------------
              (Registrant's telephone number, including area code)


      (Former name, address and fiscal year, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

      The following information was required to have been filed by the Company in connection with its realization, in November, 2004, that certain of its previously filed financial statements could not be relied upon. The Company proceeded to expeditiously restate the affected financial statements at that time and amend the affected filings, but did not file this Current Report on Form 8-K. The report is therefore being filed as of the date hereof.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

      (a)(1) Immediately after November 17, 2004, after thorough examination of the Company's internal controls and financial condition, the Company determined to amend its Annual Report on Form 10-K for the fiscal year ended June 30, 2004.

      (a)(2) The amendment includes the goodwill write-off and certain other changes affecting the statement of cash flows.

      (a)(3) Moore Stephens, P.C. ("MS"), the Company's independent accountant, discussed with the Company's officers the above-referenced matters.

      (b)(1) On November 17, 2004 MS advised the Company that the financial statements in its Annual Report on Form 10-K for the fiscal year ended June 30, 2004 needed to be amended.

      (b)(2) Specifically, MS advised that goodwill needed to be written off and that adjustments to the statement of cash flows, unrelated to this write-off, were also required.

      (b)(3) MS had discussed with the Company's officers the above-referenced matters.

Item 9.01 Exhibits

(c)   The following exhibit is filed herewith:

99.1 Letter dated May 10, 2005 from Moore Stephens, P.C. to the Securities and Exchange Commission.

                                   Signatures

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   TENGTU INTERNATIONAL CORP.


May 10, 2005                    By: /s/ John D. Watt
                                   ---------------------------------------------
                                   John D. Watt, President